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                                                                  EXHIBIT 23(a)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


AS INDEPENDENT PUBLIC ACCOUNTANTS, WE HEREBY CONSENT TO THE INCORPORATION BY REFERENCE IN THIS REGISTRATION STATEMENT OF HIBBETT SPORTING GOODS, INC. ON FORM S-8 OF OUR REPORTS DATED MARCH 18, 1997 INCLUDED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED FEBRUARY 1, 1997 AND TO ALL REFERENCES TO OUR FIRM INCLUDED IN THIS REGISTRATION STATEMENT.



                                       /S/ ARTHUR ANDERSEN LLP


BIRMINGHAM, ALABAMA
JUNE 4, 1997